                                                                    EXHIBIT 99.1




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of 24/7 Real Media, Inc. (the "COMPANY") for the quarterly period ended June 30, 2002 (the "PERIODIC REPORT"), I, David J. Moore, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: August 14,2002                            /s/ David J. Moore
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                                                 Chief Executive Officer

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Periodic Report or as a separate disclosure document.